CENTRE FUNDS

Centre Active U.S. Treasury Fund

Supplement dated June 1, 2020 to

Prospectus and Statement of Additional Information Dated January 28, 2020

Recently, the Board of Trustees (the “Board”) of Centre Funds (the “Trust”) approved, subject to certain conditions, a proposed Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization of the Centre Active U.S. Treasury Fund (the “Treasury Fund”), a series of the Trust, into the Centre Global Infrastructure Fund (the “Infrastructure Fund” and, together with the Treasury Fund, the “Funds”), another series of the Trust (the “Reorganization”).

The Board also voted to recommend that shareholders of the Treasury Fund vote on the proposed Plan at a special shareholder meeting to be held in August 2020. If the Plan is approved by Treasury Fund shareholders, Investor Class and Institutional Class shareholders of the Treasury Fund will become shareholders of the Infrastructure Fund and will receive Investor Class and Institutional Class shares, respectively, of the Infrastructure Fund.

The terms of the proposed Plan, information about the Reorganization, including the reasons for the Reorganization, and information about the Funds will be contained in a combined proxy statement/prospectus (the "Proxy Statement/Prospectus"). The Proxy Statement/Prospectus is expected to be mailed to Treasury Fund shareholders in July 2020. If Treasury Fund shareholders approve the Plan, the Reorganization is expected to be completed as soon as practicable after such shareholder approval has been obtained.

YOU SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

The foregoing is not a solicitation of any proxy. Once the Proxy Statement/Prospectus regarding the Reorganization has been filed with the U.S. Securities and Exchange Commission (the "SEC") and has become effective, a free copy of the Proxy Statement/Prospectus will be available, and will provide important comparative information about the Funds' respective objectives, strategies, risks, and fees and expenses, by calling (855) 298-4236. You should carefully read and consider the Proxy Statement/Prospectus before voting. The Proxy Statement/Prospectus also will be available without charge on the SEC's web site (www.sec.gov).